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                                                                EXHIBIT 10.15



                              OFFICE BUILDING LEASE
                                TABLE OF CONTENTS

      SECTION                                                           PAGE

         1.    Basic Lease Terms ......................................   1
         2.    Premises and Common Areas Leased .......................   2
         3.    Term ...................................................   2
         4.    Possession .............................................   2
         5.    Rent ...................................................   3
         6.    Rental Adjustment ......................................   3
         7.    Security Deposit .......................................   4
         8.    Use ....................................................   4
         9.    Notices ................................................   5
        10.    Brokers ................................................   5
        11.    Holding Over ...........................................   5
        12.    Taxes on Tenant's Property .............................   5
        13.    Condition of Premises ..................................   5
        14.    Alterations ............................................   5
        15.    Repairs ................................................   6
        16.    Liens ..................................................   6
        17.    Entry By Landlord ......................................   6
        18.    Utilities and Services .................................   6
        19.    Bankruptcy .............................................   7
        20.    Indemnification and Exculpation of Landlord ............   7
        21.    Damage to Tenant's Property ............................   7
        22.    Tenant's Insurance .....................................   7
        23.    Damage or Destruction ..................................   8
        24.    Eminent Domain .........................................   9
        25.    Defaults and Remedies ..................................   9
        26.    Assignment and Subletting ..............................  10
        27.    Subordination ..........................................  10
        28.    Estoppel Certificate ...................................  11
        29.    Building Planning ......................................  11
        30.    Rules and Regulations ..................................  11
        31.    Conflict of Laws .......................................  11
        32.    Successors and Assigns .................................  11
        33.    Surrender of Premises ..................................  11
        34.    Professional Fees ......................................  11
        35.    Performance by Tenant ..................................  11
        36.    Mortgagee Protection ...................................  12
        37.    Definition of Landlord .................................  12
        38.    Waiver .................................................  12
        39.    Identification of Tenant ...............................  12
        40.    Parking ................................................  12
        41.    Force Majeure ..........................................  12
        42.    Terms and Headings .....................................  12
        43.    Examination of Lease ...................................  12
        44.    Time ...................................................  12
        45.    Prior Agreement or Amendments ..........................  12
        46.    Separability ...........................................  13
        47.    Recording ..............................................  13
        48.    Limitation on Liability ................................  13
        49.    Modification For Lender ................................  13
        50.    Financial Statements ...................................  13
        51.    Quiet Enjoyment ........................................  13
        52.    Tenant as Corporation ..................................  13
        53.    Work Letter Agreement ..................................  14
     Exhibits
        A        Outline of Floor Plan or Premises
        B        The Project
        C        Notice of Lease Term Dates and Tenant's Percentage
        D        Standards for Utilities and services
        E        Tenant Estoppel Certificate
        F        Rules and Regulations
        G        Parking Rules and Regulations
        H        Hazardous Materials



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
                                                            OFFICE LEASE

                                                       1. BASIC LEASE TERMS.
           a.  DATE OF LEASE EXECUTION:  March 22, 1994
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           b.  TENANT  STAC Electronics, a California corporation
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               Trade Name:
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               Address (leased Premises):  12636 High Bluff Drive
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                                           San Diego, CA 92130
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               Floor(s) upon which the Premises are Located: Second (2nd)               Suite Number(s):    200
                                                             --------------------------                 -------------
               Address (For Notices):  12636 High bluff Drive, Suite 400
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                                        San Diego, CA  92130
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           c.  LANDLORD: Weyerhaeuser Mortgage Company, a California corporation and Fort Wayman, Inc.
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               Address (For Notices): c/o Weyerhaeuser Mortgage Company, 6320 Canoga Avenue,  Woodland Hills, CA 91367
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               with a copy to Voit Management, 12626 High bluff Drive, Suite 350, San Diego, CA 92130 or to such other place as Landlord may from time to time designate by notice to Tenant.

           d.  PREMISES AREA: Approximately Thirteen Thousand Six Hundred Eight-Six (13,686)      Rentable Square Feet
                                            -----------------------------------------------------

           e.  PROJECT AREA: Fifty-Eight Thousand Ninety-Six (58,096)                             Rentable Square Feet
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           f.  TENANT PERCENTAGE:  23.56 %
                                  -------

           g.  TERM OF LEASE:  The term of this Lease shall be for the approximately sixty-six (66) months
                                                                  ----------------------------------------------------
                commencing upon the earlier of:
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                (2) The date that Tenant opened for business in the Premises, or

                (3) September 6, 1994, *
                    -----------    --
                    Reference in this lease to a "Lease Year" shall mean each successive twelve month period commencing with the first day of the month in which the term of this Lease commences.

           h.   BASE MONTHLY RENT: $ Seventeen Thousand One Hundred Seven and 50/100 Dollars ($17,107.50)
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           j.  ANNUAL OPERATING EXPENSE ALLOWANCE: See Addendum "2."
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           k.  PREPAID RENT: $ 17,107.50           **
                              ---------------------

           l.  TOTAL SECURITY DEPOSIT: $17,107.50, including a $ -0- non-refundable cleaning fee. **
                                        ---------               ----

           m.  TENANT IMPROVEMENT ALLOWANCE: --  See Addendum "5."--defined in the Work Letter Agreement).

           n.  TENANT'S USE OF PREMISES:  General office use
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           o.   PARKING:  Fifty-seven (57) spaces, including six (6) covered and reserved, free of charge.
                          ----------------

           p.   BROKER(S): CB Commercial Real Estate Group, Inc. and Business Real Estate  Brokerage Company, Inc.
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           q.   BROKERAGE COMMISSION PAYABLE BY:  Landlord
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           r.   GUARANTOR(S) None
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           s.   ADDITIONAL SECTIONS
                Additional Sections of this lease numbered Addenda "1" through "5" --- are attached hereto and made a part hereof.

           t.   ADDITIONAL EXHIBITS
                Additional exhibits letters H --- are attached hereto and made a part hereof.



                 KOL 3/88

                  * except as such September 6, 1994 date shall be extended for Landlord caused delays and delays due to the Premises being physically inaccessible through no fault of Tenant, and expiring March 5, 2000.
                 ** See Addendum "5"
                *** a Michigan corporation, tenants in common.

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  Section 1 represents a summary of the basic terms of this Lease. In the event of any inconsistency between the terms contained in Section 1 and any specific clause of this Lease, the terms of the more specific clause shall prevail.

  The parties hereto agree that said letting and hiring is upon and subject to the terms, convenants and conditions herein set forth. Tenant covenants, as a material part of the consideration for this Lease to keep and perform each and all of said terms, convenants and conditions for which tenant is liable and that this Lease is made upon the condition of such performance.

                      2. PREMISES AND COMMON AREAS LEASED.

a. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises described in Section 1 and in Exhibit A attached hereto (the "Premises"). ----------------------------------------------------------------
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--------------------------- Landlord and Tenant stipulate that for purposes of this Lease the Premises contain 13,686 rentable square feet and the Project contains 58,096 rentable square feet.

b. The Premises are contained within the building at the address designated in
Section 1 located in the Project described on Exhibit B attached hereto (the "Project").

c. Tenant's Percentage of the Project is stipulated to be 23.56%.------------
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d. Tenant shall have the nonexclusive right to use in common with other tenants in the Building and the Project and subject to the Rules and Regulations referred to in Paragraph 30 below the following areas ("Common Areas") appurtenant to the Premises:

         (1) The Building's common entrances, lobbies, restrooms, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises;

         (2) Loading and unloading areas, trash areas, parking areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas and similar areas and facilities appurtenant to the Building.

e. Landlord reserves the right from time to time without unreasonable interference with Tenant's use:

         (1) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building or Project;

         (2) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;

         (3) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available:

         (4) To designate other land outside the boundaries of the Building or Project to be a part of the Common Areas;

         (5) To add additional buildings and improvements to the Common Areas;

         (6) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building or the Project, or any portion thereof;

         (7) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas, the Building or the Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

                                    3. TERM.

         The term of this Lease shall be for the period designated in Section 1, commencing on the Commencement Date, and ending on the expiration of such period, unless the term hereby demised shall be sooner terminated as hereinafter provided. If not specifically designated in Section 1, the Commencement Date, the date upon which the term of this Lease shall end, the rentable square feet within the Premises and Tenant's Percentage shall be determined in accordance with the provisions of Paragraph 2 and will be specified in Landlord's Notice of Lease Term Dates and Tenant's Percentage ("Notice"), in the form of Exhibit "C" which is attached hereto and is incorporated herein by this reference, and shall be served upon Tenant as provided in Paragraph 9. The Notice shall be binding upon Tenant unless Tenant objects to the Notice in writing, served upon Landlord as provided for in Paragraph 9 hereof, within five (5) days of Tenant's receipt of the Notice.


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                                    5. RENT.

a. Tenant shall pay Landlord monthly base rent in the initial amount set forth in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's rent shall be due and payable upon execution of this lease.

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d. All rent shall be paid by Tenant to Landlord monthly in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as Landlord may designate in writing from time to time. All rent shall be paid without prior demand or notice and without any deduction or offset whatsoever. All rent shall be paid in lawful currency of the United States of America. All rent due for any partial month shall be prorated at the rate of 1/30th of the total monthly rent per day. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received when due, Tenant shall pay to landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the then maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.

e. Upon the execution of the Lease, Tenant shall pay to Landlord the prepaid rent set forth in Section 1, and if Tenant is not in default of any provisions of the Lease, such prepaid rent shall be applied toward the rent due for the first month of the term. Landlord's obligations with respect to the prepaid rent are those of a debtor and not of a trustee, and Landlord can commingle the prepaid rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the prepaid rent. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid rent.

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g. "For purposes of Section 467 of the Internal Revenue Code, the parties to this lease agreement hereby agree to allocate the stated rents, provided herein, to the periods which correspond to the actual rent payments as provided under the terms and conditions of this agreement."

                             6. RENTAL ADJUSTMENT.

a. For the purposes of this Paragraph 6, the following terms are defined as follows:

         (1) Tenant's Percentage shall mean that portion of the total rentable area of the Project occupied by Tenant as set forth as a percentage in Section 1.

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         (3) Operating Expenses shall consist of all direct costs of operation and maintenance of the Project and the Common Areas, including any expansions to the Common Areas by Landlord ("Operating Expenses"), as determined by standard accounting practices, calculated assuming the Project is fully occupied, including the following costs by way of illustration, but not limitation: any and all assessments Landlord must pay for the Project pursuant to any covenants, conditions or restrictions, reciprocal easement agreements, tenancy-in-common agreements or similar restrictions and agreements affecting the Building or the Project; real property taxes and assessments and any taxes or assessments hereafter imposed in lieu thereof; rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and paid by Landlord, or both); water and sewer charges; accounting; legal and other consulting fees; the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Premises reasonably deems necessary in connection with the operation of the Project; utilities; janitorial services; security; labor; parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Project or the Premises or the parking facilities serving the Project or the Premises; the cost (amortized over such reasonable period as Landlord shall determine together with interest at the maximum rate allowed by law on the unamortized balance) of any capital improvements made to the Project or the Common Areas by the Landlord in order to comply with any governmental requirements not in existence as of the date of this Lease or designed to reduce Operating Expenses, or replacement of any building equipment needed to operate the Building or the Common Areas at the same quality levels as prior to the replacement; costs incurred in the management of the Project, if any (including supplies, wages and salaries of employees used in the management, operation and maintenance of the Project, and payroll taxes and similar governmental charges with respect thereto, Project management office rental, a management fee and, in the event Landlord is directly participating in the administration of the Project, an administrative fee in the amount of Landlord's actual expenses, such administrative fee not to exceed fifteen percent (15%) of the annual Operating Expenses excluding therefrom such fee); air conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Project, including the plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord; maintenance costs, including utilities and payroll expenses, rental of personal property used in maintenance, and all other upkeep of all parking and Common Areas; costs and expenses of gardening and landscaping; maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the entire Project, including the Common Areas; reasonable audit or verification fees; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves. Operating Expenses shall not include depreciation on buildings or equipment therein, Landlord's executive salaries or real estate brokers' commissions.

         (4) As used herein, the term "real property taxes" shall include any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, including, but not limited to, the following:

                  (a) any tax on Landlord's "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

                  (b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real estate tax, including but not limited to, any assessments, taxes, fees, levies and charges that may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease;

                  (c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                  (d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

         Notwithstanding any provision of this paragraph 6 expressed or implied to the contrary, "real property taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes.

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c. Even though the term has expired and Tenant has vacated the Premises, when final determination is made of Tenant's Percentage of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant.

                              7. SECURITY DEPOSIT.

         Upon execution of this Lease, Tenant shall deposit with Landlord the amount of the security deposit set forth in Section 1 in part as security for the performance by Tenant of the provisions of this Lease.-----If tenant is in default, Landlord can use the security deposit or any portion of it to cure the default or to compensate Landlord for all damage sustained by landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord to maintain the security deposit in the amount initially deposited with Landlord. In no event will Tenant have the right to apply any part of the security deposit to any rent or other sums due under this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire security deposit to Tenant.--------------- Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the security deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the deposit. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid deposit. Should Landlord sell its interest in the Premises during the term hereof and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as aforesaid, thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit.

                                     8. USE.

         Tenant shall use the Premises for the uses set forth in Section 1 above, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Building. Tenant shall not use or occupy the Premises in violation of law or of the Certificate of Occupancy issued for the Building, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said Certificate of Occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall comply with all rules, orders, regulations and requirements of the Insurance Service Office or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about

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



the Premises. Tenant shall comply with all restrictive covenants and obligations created by private contracts which affect the use and operation of the Premises, the Building, the Common Area or the Project. Subject to Paragraph 23 hereof, tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance normal wear and tear excepted. Landlord reserves the right to prescribe the weight and position of all files, safes and heavy equipment which Tenant desires to place in the Premises so as to properly distribute the weight thereof. Further, Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the building structure or to any other space in the building shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for all engineering required to determine structural load.

                                   9. NOTICES.

         Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the address(es) designated in Section 1 or to Landlord at both of the addresses designated in Section 1. Either party may specify a different address for notice purposes by written notice to the other.

                                  10. BROKERS.

         Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for those certain brokers whose names are set forth in Section 1 and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys' fees and costs.

                                11. HOLDING OVER.

         If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to the greater of Landlord's scheduled rent for the space or one hundred twenty-five percent (125%) of the rent in effect upon the date of such expiration (subject to adjustment as provided in Paragraph 6 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys fees and costs.

                        12. TAXES ON TENANT'S PROPERTY.

a. Tenant shall be liable for and shall pay at least ten (10) days before delinquency all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

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                           13. CONDITION OF PREMISES.

         Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the building or the Project or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the building were in satisfactory condition at such time. Without limiting the foregoing, Tenant's execution of the Notice attached hereto as EXHIBIT "C" shall constitute a specific acknowledgement and acceptance of the various start-up inconveniences that may be associated with the use of the Common Areas such as certain construction obstacles including scaffolding, delays in use of freight elevator service, certain elevators not being available to Tenant, the passage of work crews using elevators, uneven air conditioning services and other typical conditions incident to recently constructed office buildings.



                                14. ALTERATIONS

a. Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent,* and then only by contractors or mechanics approved by Landlord; such consents and approvals by Landlord shall not be unreasonably withheld or delayed Tenant shall submit to Landlord plans and specifications for any proposed alterations, additions or improvements to the Premises, and may not make such alterations, additions or improvements until Landlord has approved of such plans and specifications. Tenant shall construct such alterations, additions or improvements in accordance with the plans and specifications approved by Landlord, and shall not amend or modify such plans and specifications without Landlord's prior written consent. If the proposed change requires the consent or approval of any lessor of a superior lease, or the holder of a mortgage encumbering the Premises, such consent or approval must be secured prior to the construction of such alteration, addition or improvement and Landlord agrees to cooperate in obtaining any such consent or approval. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices and boards having jurisdiction, and in full compliance with the rules, regulations and requirements of the Insurance Service Office, and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten (10) days written notice of the proposed commencement of such work and shall, if required by Landlord, ** secure at Tenant's own


*unless such alterations, additions, or improvements are less than a cost of Five Thousand and No/100 Dollars ($5,000.00),

**and other than for the work described in the Work Letter Agreement of even date herewith cost and expense, a completion and lien indemnity bond satisfactory to Landlord for said work if said work costs more than $100,000. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within (10) ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wall covering, built-in cabinet work, paneling and the like, shall, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof.)

b. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects, for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                  15. REPAIRS.

a. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Subject to Paragraph 23 hereof Tenant shall keep, maintain and preserve the Premises in first class condition and repair, normal wear and tear excepted and shall, when and if needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises, the building, the Project or the Common Area except as specifically herein set forth.

b. Anything contained in Paragraph 15a above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the building and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 23 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                                   16. LIENS.

         Tenant shall not permit any mechanics', materialmens' or other liens to be filed against the building or the Project nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

                             17. ENTRY BY LANDLORD.

        Landlord reserves and shall at any and all times (except as provided below) have the right to enter the Premises to inspect the same upon reasonable prior notice to Tenant, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants upon reasonable prior notice to Tenant, to post notices of nonresponsibility, to alter improve or repair the Premises or any other portion of the Building* all without being deemed guilty of any eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

                           18. UTILITIES AND SERVICES.

        Provided that Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as EXHIBIT "D", subject to the conditions and in accordance with the standards set forth therein. Landlord's failure to furnish any of the foregoing items when such failure is caused by (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or by (v) any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. In addition, Landlord may install separate meter(s) for the Premises, at Landlord's sole expense, and Tenant thereafter shall pay all charges of the utility providing service and Landlord shall make an appropriate adjustment to account for the fact Tenant is directly paying such metered charges.

         * (with reasonable prior notice to Tenant for non-routine repairs and maintenance)

                                 19. BANKRUPTCY.

         If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty (30) days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver of trustee shall not be set aside or vacated within thirty (30) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Paragraph 25b hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to or less than the amount of damages recoverable under the provisions of this Paragraph 19.

                20. INDEMNIFICATION AND EXCULPATION OF LANDLORD.

a. Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, the Building, the Project or the Common Area.** Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failures. Tenant hereby waives all its claims in respect thereof against Landlord.

b. Neither Landlord nor any partner, director, officer, agent or employee of Landlord shall be liable to Tenant or its partners, directors, officers, contractors, agents, employees, invitees, sublessees or licensees, for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless solely caused by or solely resulting from the gross negligence or willful misconduct of Landlord or its employees or agents in the operation or maintenance of the Premises, the building, or the Project without contributory negligence on the part of Tenant or any of its sublessees or licensees or its or their employees, agents or contractors, or any other lessees or occupants of the building or Project. Further, neither Landlord nor any partner, director, officer, agent or employee of Landlord shall be liable (i) for any such damage caused by other lessees or persons in or about the building or Project, or caused by quasi-public work; or (ii) for consequential damages arising out of any loss of the use of the Premises of any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

                        21. DAMAGE TO TENANT'S PROPERTY.

* Notwithstanding the provisions of Paragraph 20 to the contrary, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the building or Project, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the building or of defects therein or in the fixtures or equipment.

                            22. TENANT'S INSURANCE.

a. Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

         (1) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant improvements installed by Landlord), and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises, Building or Project in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.

         (2) Comprehensive General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $1,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of the Premises and Tenant's Operations thereon, independent contractors, contractual liability (covering the indemnity contained in Paragraph 20 hereof) and shall (a) name Landlord as an additional insured, (b) contain a cross liability provision and (c) contain a provision that the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord.

        (3) Workers' Compensation and Employer's Liability insurance (as required by state law).

        (4) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

b. All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Best's Insurance Reports. Within ten (10) days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancellable or reducible in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

* Except to the extent of Landlord's or its employees' or agents' gross negligence or willful misconduct,

** Except to the extent of Landlord's or its employees' or agents' negligence or willful misconduct,

c. During the term of this Lease, Landlord shall insure the Building (excluding any property which Tenant is obligated to insure under Subparagraphs 22a and b hereof) against damage with All-Risk insurance and public liability insurance, all in such amounts and with such deductions as Landlord considers appropriate. Upon written request of Tenant with reference to this Subparagraph 22c, Landlord shall provide Tenant with a copy of a certificate of Landlord's insurance. Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Landlord's mortgagees may determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

d. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as additional rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the Tenant Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

e. If any of Landlord's insurance policies shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable, or elects not to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Subparagraph 22e, if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to remedy such default.

f. All policies of insurance required hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation of clause or endorsement to the extent of the injury or loss covered thereby.

See Addendum "1" Item 8.

                        -------------------------------

-----------------------------------------------------------------------------

                               24. EMINENT DOMAIN.

a. In case all of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for moving expenses or for the unamortized portion of tenant improvements paid for by Tenant.

b. In the event of taking of the Premises or any part thereof for temporary use,
(1) this Lease shall be and remain unaffected thereby and rent shall not abate, and (2) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 15 with respect to surrender of the Premises and upon such payment shall be excused from such obligations. For purpose of this Subparagraph 24b, a temporary taking shall be defined as a taking for a period of 270 days or less.

                           25. DEFAULTS AND REMEDIES.

a. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

        (1) The ------------------------ abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for ten (10) business days or longer while in default of any provision of this Lease.

        (2) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, ---------------- within five days after notice to Tenant that such payment is due.

        (3) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 25a.(1) or (2) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion.


        (4) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

        *

b. In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

        (1) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

        (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonable avoided, plus

        (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

        (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

    As used in Subparagraphs 25b (1) and (2) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law. As used in Subparagraph 25b (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

c. In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this paragraph 25c shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

d. In the event of the ------------- abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the term for this Lease on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

    In the event that Landlord shall elect to so relet, then rentals received by Landlord from such relenting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises, fourth, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder then Tenant

        * (5) A default by Tenant under the lease of even date herewith with Landlord for Suite 400.

shall pay such deficiency to Landlord immediately upon demand therefore by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred, including but not limited to brokers' commissions, by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

e. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar acts by Tenant.

                         26. ASSIGNMENT AND SUBLETTING.

a. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent which shall not be unreasonably withheld or delayed. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable at Landlord's election and shall constitute a default. ----------------- No consent to an assignment, encumbrance or sublease shall constitute a further waiver of the provisions of this Paragraph. Tenant shall notify Landlord in writing of Tenant's intent to assign, encumber or sublease this Lease, the name of the proposed assignee or sublessee, information concerning the financial responsibility of the proposed assignee or sublessee and the terms of the proposed assignment or subletting, and Landlord shall, within thirty (30) days of receipt of such written notice, and additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following: (1) consent to such proposed assignment, encumbrance or sublease; or (2) refuse such consent, which refusal shall be on reasonable grounds; ---------------- In addition, a condition to Landlord's consent to any assignment, transfer or hypothecation of this Lease shall be the delivery to Landlord of a true copy of the fully executed instrument of assignment, transfer or hypothecation, and the delivery to Landlord of an agreement executed by the assignee in form and substance satisfactory to Landlord and expressly enforceable by Landlord, whereby the assignee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder.


b. As a condition to Landlord's consent to any sublease, such sublease shall provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (1) terminate the sublease or (2) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee shall attorn to Landlord, but that nevertheless Landlord shall not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

c. In the event that Landlord shall consent to an assignment or sublease under the provisions of this Paragraph 26, Tenant shall pay Landlord's processing costs and attorneys' fees incurred in giving such consent. If Landlord shall consent to any assignment of this Lease, Tenant shall pay to Landlord, as additional rent, * ------------- of all sums and other considerations payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration ** are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant shall instruct the assignee to pay such sums and other consideration directly to Landlord). If for any proposed sublease Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent called for hereunder or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account. Tenant shall pay to Landlord as additional rent hereunder * -------------- of the excess of each such payment of rent or other consideration received by Tenant** promptly after its receipt, Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant or any assignee or sublessee from any obligation under this Lease whether or not accrued. Occupancy of all or part of the Premises by parent or subsidiary companies of Tenant not be deemed an assignment or subletting.
-------------------------------------------------------------------------------

*one-half (112)

                               27. SUBORDINATION.

***

a. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee with a lien on the building or any ground lessor with respect to the building, this Lease shall be subject and subordinate at all times to:

     (1) all ground leases or underlying leases which may now exist or hereafter be executed affecting the building or the land upon which the building is situated or both; and

     (2) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security.

***

b. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates

** after Tenant's recovery of reasonable, actual, out-of-pocket expenses in connection with such assignment or sublease (including, without limitation, a subtenant improvement allowance) and other monetary concessions

*** Subject to Addendum 1, Item 2,
for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within ten (10) business days of request Tenant shall be in default, and Landlord may, at Landlord's option, terminate the Lease provided written notice of such termination is received by Tenant prior to Landlord's receipt of such documents. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

                            28. ESTOPPEL CERTIFICATE.

a. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "E", certifying: (1) the date of commencement of this Lease; (2) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (3) the date to which the rental and other sums payable under this Lease have been paid; (4) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (5) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 28 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

b. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) that there are no uncured defaults in Landlord's performance, and (3) that not more than one (1) month's rental has been paid in advance. Tenant's failure to deliver said statement to Landlord within ten (10) working days of receipt shall constitute a default under this Lease and Landlord may, at Landlord's option, terminate the Lease, provided written notice of such termination is received by Tenant prior to Landlord's receipt of said statement.


------------------------------------------------------------------------------

                           30. RULES AND REGULATIONS.

     Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit "F", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the building or Project of any of said Rules and Regulations.

                              31. CONFLICT OF LAWS.

     This Lease shall be governed by and construed pursuant to the laws of the state in which the premises are located.

                           32. SUCCESSORS AND ASSIGNS.

     Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                           33. SURRENDER OF PREMISES.

     The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies. Upon the expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all alterations and additions thereto, broom clean the Premises, leave the Premises in good order, repair and condition, reasonable wear and tear excepted, and comply with the provisions of Paragraph 15. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

                              34. PROFESSIONAL FEES.

a. If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation or appeal between the parties with respect to this lease, then all costs and expenses, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent rent.

b. If Landlord is named as a defendant in any suit or appeal brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees.

                           35. PERFORMANCE BY TENANT.

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, making any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Paragraph 25.

                            36. MORTGAGEE PROTECTION.

     In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                           37. DEFINITION OF LANDLORD.

     The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                                   38. WAIVER.

     The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rental and additional rent or other sum then due shall be deemed to be other than on account of the earliest installment of such rent or other amount due, nor shall any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy in this Lease provided.

                          39. IDENTIFICATION OF TENANT.

     If more than one person executes this lease as Tenant, (1) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (2) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                                  40. PARKING.

a. Tenant shall have the right to use the type and number of spaces indicated in Section 1. All such spaces shall be provided to the tenant at no cost.

b. The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth in Exhibit G attached hereto and by this reference incorporated herein, and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in Exhibit G, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

                               41. FORCE MAJEURE.

Except as applied to Paragraph 23, Landlord shall have no liability whatsoever to Tenant on account of (1) the inability of Landlord to fulfill, or delay in fulfilling, any of Landlord's obligations under this Lease by reason of strike, other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control; or (2) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Project with electricity or water, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

                             42. TERMS AND HEADINGS.

     The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                            43. EXAMINATION OF LEASE.

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                    44. TIME.

     Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

                       45. PRIOR AGREEMENT OR AMENDMENTS.

     This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in the Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

                                46. SEPARABILITY.

     Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

                                 47. RECORDING.

     Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

                          48. LIMITATION ON LIABILITY.

     In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

     (1) The sole and exclusive remedy shall be against the Landlord's interest in the Project;

     (2) No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     (3) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     (4) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

     (5) No judgment will be taken against any partner of Landlord;

     (6) Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

     (7) No writ of execution will ever be levied against the assets of any partner of Landlord;

     (8) The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease;

     (9) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

                          49. MODIFICATION FOR LENDER.

     If, in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                            50. FINANCIAL STATEMENTS.

     At any time during the term of this Lease, Tenant shall upon ten (10) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

                              51. QUIET ENJOYMENT.

     Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this lease and paying all other charges and performing all of the covenants and provisions aforesaid on Tenant's part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

                           52. TENANT AS CORPORATION.

     If Tenant executes this Lease as a corporation, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to landlord on execution hereof, and in accordance with the bylaws of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD: WEYERHAEUSER MORTGAGE COMPANY,     ADDRESS: Weyerhaeuser Mortgage
          a California corporation and                   Company
          FORT WYMAN, INC., a Michigan corporation,   6320 Canoga Avenue
          tenants in common                           Woodland Hills, CA 91367

          By: WEYERHAEUSER MORTGAGE COMPANY, ADDRESS: 12636 High Bluff Drive,
              managing tenant in common                  Suite 400
                                                      San Diego, CA 92130

               By: /s/ Dorothy Forbes
                   ------------------------------
                       Dorothy Forbes, Vice President

TENANT: STAC ELECTRONICS,
        a California corporation

         By: [UNSCANNABLE]

                              WORK LETTER AGREEMENT


     This Work Letter Agreement, is entered into as of the 28th day of January, 1994, by and between Weyerhaeuser Mortgage Company, * ("Landlord") and STAC Electronics, a California corporation ("Tenant").

* a California corporation, and Fort Wyman, Inc., a Michigan corporation, tenants in common

                                   RECITALS:

     A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit "A" attached to the Lease.

     B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Letter Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:
------------------------------------------------------------------------------



                             2. TENANT IMPROVEMENTS

     Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans described in Paragraph 3 below, including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wallcovering), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork. Whenever Landlord's consent is required in this Work Letter Agreement it shall not be unreasonably withheld or delayed.

                          3. TENANT IMPROVEMENT PLANS.



     Immediately after the execution of the Lease, Tenant agrees to meet with its architect and/or space planner for the purpose of preparing a space plan for the layout of the Premises. Based upon such space plan, Tenant's architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications may be referred to herein as the "Tenant Improvement Plans." The Tenant Improvement Plans must be consistent with Landlord's standard specifications (the "Standards") for tenant improvements for the Building, as the same may be changed from time to time by Landlord.

                      4. NON-STANDARD TENANT IMPROVEMENTS.

     Landlord shall permit Tenant to deviate from the Standards for the Tenant Improvements; provided that (a) the deviations shall not be of a lesser quality than the Standards; (b) the total lighting for the Premises shall not exceed
1.65 watts per rentable square foot; (c) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured; (d) the deviations do not require building service beyond the level normally provided to other tenants in the Building and do not overload the floors; and (e) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

                     5. FINAL PRICING AND DRAWING SCHEDULE.

     After the preparation of the space plan and after Landlord's written approval thereof, Tenant shall cause its architect to prepare and submit to Landlord the final working drawings and specifications referred to in Paragraph 3 hereof. Such working drawings shall be approved by Landlord and Tenant and ------------- shall thereafter be submitted to the appropriate governmental body by Tenant's architect for plan checking and the issuance of a building permit. Tenant ------------ shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. Concurrent with the plan checking, Tenant shall have prepared a final pricing for Tenant's approval, ----------- taking into account any modifications which may be required to reflect changes in the plans and specifications required by the City or County in which the Premises are located. After final approval of the working drawings, no further changes to the Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant, such approval by Landlord not to be unreasonably withheld, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Paragraph 8 hereof.

                    6. CONSTRUCTION OF TENANT IMPROVEMENTS.

   After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Tenant shall enter into a construction contract with its contractor for the installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work at no cost to Tenant. The cost of such work shall be paid as provided in Paragraph 7 hereof. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, acts of God, inability to secure governmental approvals or permits, governmental restrictions, strikes, availability of materials or labor or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

                 7. PAYMENT OF COST OF THE TENANT IMPROVEMENTS.

a. Landlord hereby grants to Tenant a "Tenant Allowance" of Zero and No/100------ Dollars ($-0-) per square foot of Usable Area (as defined below) of the Premises for a total of Zero and No/100------ Dollars ($-0-). Such Tenant Allowance shall be used only for:




     (1) Payment of the cost of preparing the space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Tenant Improvement Plans. The Tenant Allowance will not be used for the payment of extraordinary design work not included within the scope of Landlord's building standard improvements or for payments to any other consultants, designers or architects other than Landlord's architect and/or space planner.

          (2) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

          (3) Construction of the Tenant Improvements, including, without limitation, the following:

               (a) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

               (b) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

               (c) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning.

               (d) Any additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems.

               (e) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Premises.

               (f) All plumbing, fixtures, pipes and accessories to be installed within the Premises.

               (g) Testing and inspection costs.

               (h) Contractor's fees, including but not limited to any fees based on general conditions.

          (4) All other costs to be expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of this Lease by Landlord and Tenant (i.e., during or after the construction of the base Building) and which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for such space in the Building for reasons of economics (examples of such construction would include the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

b. The cost of each item shall be charged against the Tenant Allowance. In the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Allowance as provided in Paragraph 7a above, the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements.

c. In the event that, after the Tenant Improvement Plans have been prepared and a price therefore established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs thereof shall be paid by Tenant to Landlord prior to the commencement of such work. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvement Plans if such changes are inconsistent with Paragraphs 3 and 4 above, or if the change would, in Landlord's opinion, unreasonably delay construction of the Tenant Improvements.

d. In the event that the cost of the Tenant Improvements increases as set forth in Landlord's final pricing due to the requirements of any governmental agency, Tenant shall pay Landlord the amount of such increase within five (5) days of Landlord's written notice; provided, however, that Landlord shall first apply toward such increase any remaining balance in the Tenant Allowance.

e. Any unused portion of the Tenant Allowance upon completion of the Tenant Improvements shall not be refunded to Tenant or available to Tenant as a credit against any obligations of Tenant under the Lease.

f. As used in this Work Letter Agreement, the term "Usable Area" means the area of the Premises, as determined by measuring the area within the bounds of the inside surface of the glass in the outer wall of the Building and the surface facing the Premises of all partitions separating the Premises from the Building core, adjoining tenant space and public corridors or other common areas. No deductions shall be made for space occupied by structural or functional columns or other projections. The Usable Area of the Premises is 11,911 usable square feet.

                   8. COMPLETION AND RENTAL COMMENCEMENT DATE.

     The commencement of the term of the Lease and Tenant's obligation for the payment of rental under the Lease shall commence at the time provided in
Section 1.g. of the Lease.

     IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first above written.

LANDLORD:  WEYERHAEUSER MORTGAGE COMPANY,
           a California corporation and
           FORT WYMAN, INC., a Michigan corporation, tenants in common

           By: WEYERHAEUSER MORTGAGE COMPANY,
               managing tenant in common

               By: /s/ Dorothy Forbes
                   ----------------------------------
                       Dorothy Forbes, Vice President

TENANT:    STAC ELECTRONICS,
           a California corporation

           By: /s/ John Witzel
               ----------------------------------
                   John Witzel, CFO

                                  ADDENDUM "1"


     1. Rent Abatement. Notwithstanding the provisions of Section 5 of this Lease, no Base Monthly Rent shall be due or payable for the second (2nd) through seventh (7th) full calendar months, inclusive, following the Commencement Date.

     2. Non-Disturbance. Notwithstanding the provisions of Section 27, in the event of a foreclosure of any mortgage or deed of trust or termination of any ground lease, so long as Tenant attorns to the successor fee owner or ground tenant, Tenant's quiet possession of the Premises will not be disturbed and its rights and obligations under this Lease will not be altered.

     3. Early Termination. Tenant shall have the right to terminate the Lease, effective on March 31, 1998, by providing Landlord at least six (6) months' prior written notice.

     4. Building Signage. Tenant, at Tenant's expense, shall have the right to place its name and/or logo on one (1) side of the exterior of the Building in a location to be selected by Tenant, subject to approval by Landlord (not to be unreasonably withheld or delayed provided such signage complies with the signage criteria contained in the CC&R's affecting the Project) and all governmental agencies. This sign is in addition to the signage provided in the lease for 12636 High Bluff Drive, Suite 400.


     5. Hazardous Materials. The following provisions are added to Exhibit H (Hazardous Materials): (i) Landlord's consent under clause (b) of Exhibit H shall not be required for (1) Hazardous Materials, in reasonable quantities, customarily used in business offices, and (2) Hazardous Materials used in reasonable quantities in connection with the construction of repair of Improvements in the Premises, provided such Hazardous Materials are used and handled in accordance with all applicable laws. In addition, Landlord will not unreasonably withhold or delay its consent required under said clause (b) of Exhibit H for any other Hazardous Materials reasonably needed by Tenant in the ordinary course of Tenant's business, provided such Hazardous Materials are used and handled in accordance with all applicable laws.

     (ii) Landlord warrants to its actual knowledge Tenant that neither the Premises nor any other part of the Building in which the Premises are located contain any asbestos. Landlord also agrees that Tenant shall have no responsibility for any Hazardous Materials on or under the Premises, the Building, or the Project existing at the time of commencement of the Lease, or any such Hazardous Materials thereafter released on or under the Project by anyone other than Tenant, its employees or agents.

     6. Building Codes: ADA. Any work that is required by applicable law now or hereafter in effect to be done within the Premises (excluding structural components (except to the extent caused by Tenant) and restrooms, elevators, and other common areas) shall be the sole responsibility of Tenant. Except as provided in the preceding sentence, and notwithstanding any other provision of this Lease, Tenant shall have no responsibility to make or pay for improvements or other alterations to the Building to correct deficiencies under existing building codes or other applicable laws, restrictions or requirements, or to comply with future changes in building codes or other applicable laws, restrictions or requirements. Without limiting the foregoing, in the event that any improvements or alterations to the Building are required during the term of the Lease to comply with requirements of the Americans With Disabilities Act or applicable building codes relating to access to or within the Building (except for the Premises) by disabled persons, Landlord will be solely responsible for any such improvements or alterations.

     7. Security. With Landlord's prior written approval, not to be unreasonably withheld or delayed, Tenant at its cost and expense and not as part of the costs described in Addendum "5" may install additional reasonable security devices for the Premises.

     8. Damage or Destruction. The following is inserted into the Lease as Paragraph 23:

                            23. DAMAGE OR DESTRUCTION

     If the Premises or any Common Areas providing access thereto shall be damaged by fire or other casualty, Landlord shall restore the same subject to the terms and conditions set forth in this Paragraph 23 . Such restoration shall be to substantially the condition prior to the casualty, except for modifications required by zoning and building codes and other laws or by any mortgagee, any other modifications to the Common Areas deemed desirable by Landlord (provided access to the Premises is not materially impaired), and except that Landlord shall not be required to repair or replace any of Tenant's furniture, furnishings, fixtures or equipment, or any alterations or improvements in excess of Tenant's improvements installed at a cost of up to $30 per usable square foot. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof. However, as Tenant's sole compensation for such damage or destruction Landlord shall allow Tenant a proportionate abatement of rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result thereof (unless Tenant or its employees or agents caused the damage). Notwithstanding the foregoing to the contrary, Landlord may elect to terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage (such termination notice to include a termination date providing at least ninety (90) days for Tenant to vacate the Premises) , if the Property shall be damaged by fire or other casualty or cause such that: (a) repairs to the Premises and Building and access thereto cannot reasonably be substantially completed within three hundred (300) days after the date of casualty without the payment of overtime or other premiums; (b) more than twenty-five percent (25%) of the Premises is substantially destroyed by the damage and fewer than twenty-four (24) months remain in the Term, subject to Tenant's right to avoid or limit such termination as set forth below; (c) the cost of the repairs, alterations, restoration or improvement work would exceed twenty-five percent (25%) of the replacement value of the Building and Landlord determines in good faith not to repair or rebuild the Building in substantially the same configuration as before the casualty; (d) the aggregate proceeds available from insurance fall short of the reasonable cost of the restoration required under this Paragraph 23 by an amount greater than $100,000 and Landlord determines in good faith not to repair or rebuild the Building in substantially the same configuration as before the casualty; or (e) as a result of the lawful application of insurance proceeds by any mortgagee to retire the mortgage debt, the insurance proceeds available for restoration fall short of the reasonable cost of the restoration required under this Paragraph 23 by an amount greater than $100,000 and Landlord determines in good faith not to repair or rebuild the Building in substantially the same configuration as before the casualty. If Landlord elects to terminate this Lease under the circumstances described in Clause (b) of the preceding sentence, provided that the damage to the Property was not caused by the willful misconduct or reckless disregard for life or property of Tenant, Tenant may, by written notice to Landlord, given within thirty (30) days after receipt of Landlord's termination notice, avoid such termination by exercising a then available option to extend the term of this Lease upon the terms and conditions set forth in Addendum "3".

     Further, notwithstanding the foregoing, Tenant may terminate this Lease if Tenant is unable to use all or any portion of the Premises as a result of fire or other casualty not caused by the willful misconduct or reckless disregard for life or property of Tenant, and: (a) Landlord fails to commence restoration work to the Building and access thereto within sixty (60) days after the damage occurs (Landlord's negotiation with insurance companies and consultation with architects, engineers and contractors shall be deemed to be restoration work); or (b) Landlord fails to substantially complete such work within three hundred sixty five (365) days after the date of the casualty, or such additional time as may be necessary due to strikes, lockouts or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages or other causes beyond Landlord's reasonable control; or (c) such work is reasonably estimated (which estimate Landlord shall provide within sixty (60) days following the casualty), to take more than three hundred sixty five (365) days to substantially complete after the date of the casualty. In addition, Tenant may terminate this Lease if Tenant is unable to use more than twenty-five percent (25%) of the Premises as a result of fire or other casualty not caused by the willful misconduct or gross negligence of Tenant or its employees or agents, and fewer than twenty-four (24) months remain in the Term. In order to exercise any of the foregoing termination rights, Tenant must send Landlord at least sixty (60) but not more than one hundred twenty (120) days advance notice specifying the basis for termination, and such notice must be given no later than thirty (30) days following the occurrence of the condition serving as the basis for the termination right invoked by Tenant. Such termination right shall not be available to Tenant if Landlord substantially completes the repairs to the Premises and access thereto within sixty (60) days after Tenant's notice. Notwithstanding anything to the contrary contained herein, if Tenant, or its officers, employees, contractors, invitees, partners, or agents delay Landlord in performing the repairs, Landlord shall have additional time to complete the work equal to such delay, and Tenant shall pay Landlord all Rent for the period of such delay. If this Lease is terminated pursuant to this Paragraph 23, Tenant shall have the right, to be exercised within 10 days of such termination, to terminate any other lease it has for space within the Project.

     Tenant agrees that Landlord's obligation to restore, and the abatement of rent and the termination right provided herein, shall be Tenant's sole recourse in the event of such damage, and waives any other rights Tenant may have under any applicable Law to terminate the Lease by reason of damage to the Premises, Project or Building, including all rights under California Civil Code, Sections 1932 (2) , 1933 (4) , and 1942, as the same may be modified or replaced hereafter. Tenant acknowledges that this Paragraph 23 represents the entire agreement between the parties respecting damage to the Premises, Project or Building.

                                  ADDENDUM "2"

         OPERATING EXPENSES. For the purposes of this Section, the following terms are defined as follows:

         Base Year-The calendar year in which this Lease Term commences. For the purposes of this Lease, the Base Year is defined as 1994.

         Comparison Year-Each calendar year of the term after the Base Year.

Tenant's *------ Share of Operating Expenses shall be payable by Tenant to Landlord as follows:

         (a) Beginning with the calendar year following the Base Year and for each calendar year thereafter ("Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's *------ Share of the Operating Expenses incurred by Landlord in the Comparison Year which exceeds the total amount of Operating Expenses payable by Landlord for the Base Year. This excess is referred to as the "Excess Expenses."

         (b) To provide for current payments of Excess Expenses, Tenant shall, at Landlord's, request, pay as additional rent during each Comparison Year, an amount equal to Tenant's *------ Share of the Excess Expenses payable during such Comparison Year, as estimated by Landlord from time to time. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Comparison Year and Tenant's *------ Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Comparison Year.

         (c) On or before April 1 of each Comparison Year after the first Comparison Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement setting forth Tenant's *------ Share of the Excess Expenses for the preceding Comparison Year. If Tenant's* Share of the actual Excess Expenses for the previous Comparison Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days of the receipt of the statement. If such total exceeds Tenant's *------ Share of the actual Excess Expenses for such Comparison Year, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of additional rent an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant the amount of the credit. The obligations of Tenant and Landlord to make payments required under this Section shall survive the Expiration Date.

         (d) Tenant's *------ Share of Excess Expenses in any Comparison Year having less than 365 days shall be appropriately prorated.

         (e) If any dispute arises as to the amount of any additional rent due hereunder, Tenant shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection Tenant still disputes the amount of additional rent owed, a certification as to the proper amount shall be made by Landlord's certified public accountant, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original statement overstated Operating Expenses by more than five percent (5%).

         (f) Operating Expenses including any additional real estate taxes will be based on a ninety-five percent (95%) leased project for the entire base year and other year regardless of the current occupancy.

         (g) In no event shall Tenant be responsible for increases in Operating Expenses in excess of six percent (6%) per year on a cumulative basis.

     * Percentage

                                  ADDENDUM "3"


         OPTION TO RENEW. Tenant shall have the right to extend the term of this Lease for one (1) consecutive five (5) year period (the "Option Term"), on the following terms and conditions:

         (a) Each Option Term shall commence when the prior term expires. Tenant must give written notice of its exercise of the option, and Landlord must actually receive such notice, no earlier than twelve (12) months and no later than six (6) months prior to the time that the Option Term would commence.

         (b) The option(s) to extend this Lease for any Option Term must be exercised consecutively.

         (c) All terms and conditions of this Lease shall apply during the Option Terms except as expressly provided in this Addendum.

         (d) Tenant shall have no right to exercise an option, notwithstanding any other provision of this Lease to the contrary, during the time commencing
from the date of any default *        and continuing until the default is cured.
                              -------
         (e) The period of time within which Tenant may exercise an option to extend the term of this Lease shall not be extended or enlarged by reason of Tenant's inability to exercise an option because of the provisions of Section
(d) above.
--------------------------------------------------------------------------------
         (g) The options granted to Tenant may not be voluntarily or involuntarily exercised by or assigned to any person or entity other than Tenant, without the prior written consent of Landlord.

         (h) The Base Monthly Rent during each option term shall be adjusted as of the commencement of each option term to ninety-five percent (95%) of the fair rental value of the Premises on the terms and conditions contained in this Lease as mutually agreed by Landlord and Tenant or, if they cannot agree on or before such commencement date, then as determined by an appraiser mutually selected by Landlord and Tenant. If Landlord and Tenant cannot agree on a single appraiser within five (5) days, then each shall select an appraiser. If the two appraisers cannot agree on said fair rental value within thirty (30) days, then the two appraisers shall appoint a third appraiser, and said fair rental value of the Premises shall be deemed to be the average of the two closest appraisals. Each appraiser shall be a disinterested member of the American Institute of Real Estate Appraisers, or a body of comparable standing, with at least five years' experience in commercial real estate appraisal. Landlord and Tenant shall each bear the cost of the appraiser appointed by them, and shall share equally the cost of the appraiser mutually selected by them or of the third appraiser appointed, if any.

         (i) Landlord will provide Tenant with a Ten Dollars ($10.00) per usable square foot refurbishment allowance.


     * in the payment of Base Monthly Rent or operating Expenses

                                  ADDENDUM "4"


         RIGHT OF REFUSALS.

         (a) At any time that Landlord determines to lease any space at 12626 High Bluff Drive or 12636 High Bluff Drive, subject to any other existing tenants' rights of refusal or extension options, Landlord shall notify Tenant in writing. Within five (5) business days after receipt of Landlord's notice, Tenant shall have the option, to be exercised by delivery of written notice to Landlord, to lease the respective space. In the event Landlord notifies Tenant for multiple contiguous suites, then Tenant shall either lease none of the suites or all of the suites being offered. In the event Tenant timely exercises such option, the suites shall be added to the Premises, effective as of the date specified in Landlord's notice. In the event Tenant does not timely exercise such option, Tenant's rights shall terminate and shall not apply to any subsequent leasing of the space unless Landlord does not execute a lease for the space by a third party, in which case Tenant's rights shall be reinstated.

         (b) In the event Tenant timely exercises such option, such space shall be tendered to Tenant in "as is" condition.

         (c) In the event Tenant timely exercises such option, such space shall be subject to all of the terms and conditions of this Lease, provided that the Base Monthly Rent shall be One and 25/100 Dollar ($1.25) per square foot per month, plus electricity, and the Tenant's Share shall be proportionately increased to reflect the inclusion of such space in the Premises, and provided further that no free rent, abatement, discount, or other concession shall apply with respect to the space except if Tenant is currently in the free rent period, at which time the remaining free rent will apply.

         (d) Tenant shall have no right to exercise its right of refusal, notwithstanding any other provision of this Lease to the contrary, during the time commencing from the date of any default*under Section 25 of this Lease and continuing until the default is cured.

         (e) The period of time within which Tenant may exercise its right of refusal shall not be extended or enlarged by reason of Tenant's inability to exercise such right of refusal because of the provisions in Section (d) above.

              -------------------------------------------------

         (g) The right of refusal granted to Tenant may not be voluntarily or involuntarily exercised by or assigned to any person or entity other than Tenant without the prior written consent of Landlord.


     *in the payment of Base Monthly Rent or Operating Expenses

                                  ADDENDUM "5"

         TENANT IMPROVEMENTS/BASE MONTHLY RENTAL REDUCTION. Tenant, at Tenant's expense, will pay for all the costs associated with the following:

         (a) Space planning.

         (b) Construction documents.

         (c) Building permits.

         (d) Construction of tenant improvements.

         (e) Moving expenses.

         (f) Tenant signage costs.

         (g) All other costs relating to the build-out of the Premises.

         As a concession for Tenant paying for these above mentioned costs, Landlord will reduce Tenant's Base Monthly Rent in Section 1(h) of the Lease in accordance with an amortization formula as follows:

Present Value:      Total costs as outlined above, up to a maximum of Three
                    Hundred Fifty-Seven Thousand Three Hundred Thirty and No/100
                    Dollars ($357,330.00; $30.00 per usable square foot).

Amortization Term:  Sixty (60) months. (Lease term is 66 months - 6 months' rent abatement = 60 months.)

Interest Rate
of Amortization:    Six percent (6%).

         As an example, should Tenant expend the maximum amount of $357,330.00, this amount shall be amortized at six percent (60%), which would reduce Tenant's Base Monthly Rent by Six Thousand Nine Hundred Eight and 19/100 Dollars ($6,908.19) per month.

BID PROCESS. Tenant will cause at least two and not more than five contractors to bid for the construction of tenant improvements including the following contractors:

         (a) Roel Construction

         (b) Consolidated Contracting

         (c)

         (d)

         (e)

         The contractor selected shall be one of the two lowest bidders, provided that all bids are adjusted for inconsistent assumptions to reflect an "apples-to-apples" comparison. Tenant, at its sole discretion, shall select the contractor in accordance with these terms.

         Landlord will not impose any charge for profit overhead, or supervision in connection with the construction of tenant improvements. Landlord, at Landlord's expense, shall have the right to supervise the construction of tenant improvements from a landlord's perspective. In no event shall Landlord's election to supervise the tenant improvements relieve Tenant from its obligation to perform the tenant improvements in accordance with this Lease.

         Reduction in Prepaid Rent and Security Deposit. If the Base Monthly Rent is reduced pursuant to the above provision entitled Tenant Improvements/Base Monthly Rental Reduction, the required Prepaid Rent as set forth in Section 1(k) and the required Total Security Deposit as set forth in
Section 1(1) shall be reduced by the same amount and Landlord shall refund to Tenant any excess Prepaid Rent and Total Security Deposit paid to Landlord within 10 days after the reduction is determined.

                                    EXHIBIT A
                                OUTLINE OF FLOOR
                                PLAN OR PREMISES




                               CORPORATE PLAZA II

                               12636 HIGH BLUFF DR
                               SAN DIEGO, CA 92130

                                  SECOND FLOOR

                                    Suite 200
                           13,686 Rentable Square Feet



                                   [GRAPHIC]

                                    EXHIBIT B
                                   THE PROJECT




                                   [GRAPHIC]

                                    EXHIBIT C
                         NOTICE OF LEASE TERM DATES AND
                               TENANT'S PERCENTAGE


To:_____________________________________            Date:_______________________
   _____________________________________
   _____________________________________

   Re: Lease dated__________________________,  19__, between____________________
____________________, Landlord, and ____________________________________ Tenant,
concerning Suite __________ located at _________________________________________

   Gentlemen:

         In accordance with the subject Lease, we wish to advise and/or confirm as follows:

         1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction.

         2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the term of said Lease shall commence as of ________________________________ for a term of __________________ ending on ________________________________

         3. That in accordance with the subject Lease, rental commenced to accrue on __________________________

         4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to ________________________________ at ________________________________

         6. The exact number of rentable square feet within the Premises is __________ square feet.

         7. Tenant's Percentage, as adjusted based upon the exact number of rentable square feet within the Premises, is __________%


                               AGREED AND ACCEPTED


LANDLORD:                                TENANT

___________________________              ____________________________

By:________________________              By:_________________________

                                         By:_________________________

                                    EXHIBIT D
                      STANDARDS FOR UTILITIES AND SERVICES

         The following Standards for Utilities and Services are in effect. Landlord reserves the right to adapt nondiscriminatory modifications and additions hereto.

         As long as Tenant is not in default under any of the terms, conditions, provisions or agreements of this Lease, Landlord shall:

1. Provide non-attended automatic elevator facilities Monday through Friday, except holidays from 8 A.M. to 6 P.M., and have one elevator available at all other times.

2. On Monday through Friday, except holidays from 7 A.M. to 6 P.M., and on Saturday mornings from 7 A.M. to 4 P.M. (and other times for an agreed upon rate of $15.00 per hour, ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the reasonable judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then-current journeymen's wages for air conditioning mechanics.

3. Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the building standard office lighting and fractional horsepower office business machines in an amount not to exceed .025 KWH per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the building or the risers or wiring installation and Tenants shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

4. Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

5. Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

         Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements, shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any convenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

6. This Lease is a "plus electricity" lease in which Tenant shall pay for their use of electricity throughout the term of the Lease. Each floor of the project is separately metered, and Tenant shall pay directly to the utility company each month for their electrical consumption.

                                    EXHIBIT E
                           TENANT ESTOPPEL CERTIFICATE


         The undersigned, ___________________________________ ("Landlord"), with a mailing address c/o __________________________ and___________________________
___________________ ("Tenant"), hereby certify to__________________________, a ____________________________________________________________, as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated____________________, 19__, between Landlord and Tenant (the "Lease"), which demises premises located at________________________. The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2.       The term of the Lease commenced on______________________________ 19___.

3.       The term of the Lease shall expire on___________________________ 19___.

4.       The Lease has (Initial one):

         (___) not been amended, modified, supplemented, extended, renewed or assigned.

         (___) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements copies of which are attached hereto:
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

5.       Tenant has accepted and is now in possession of said premises.

6. Tenant and Landlord acknowledge that the Lease will be assigned to____________________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of____________________is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7.       The amount of fixed monthly rent is $______________________.

8. The amount of security deposits (it any) is $________________________. No other security deposits have been made.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

10. All work required to be performed by Landlord under the Lease has been completed.

11. There are no defaults on the part of the Landlord or Tenant under the Lease.

12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as provided in the lease.

         All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

         The foregoing certification is made with the knowledge that_______________________ is about to fund a loan to Landlord and that___________________________ is relying upon the representations herein made in funding such loan.

         IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of_________________, 19____.


LANDLORD:


By:___________________________


TENANT


By:___________________________

By:___________________________

                                    EXHIBIT F

                              RULES AND REGULATIONS


1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the building or Project without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Project. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof(s) of the Project.

4. The directory of the building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Project and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Project for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. Freight elevator(s) shall be available for use by all tenants in the building, subject to such reasonable scheduling as Landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries shall be made which impede or interfere with other tenants or the operation of the building.

9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the building.

14. Landlord reserves the right to exclude from the building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the building of any person. Landlord reserves the right to prevent access to the building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the building or by Landlord for noncompliance with this rule.



                                       F1

16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof(s) or exterior walls of the building or Project. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate upon the premises any vending machines without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

23. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgement, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectional purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable, federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Project any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the building or Project.

27. Without the written consent of Landlord, Tenant shall not use the name of the building or Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. Tenant's requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                    EXHIBIT G
                          PARKING RULES AND REGULATIONS

         The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Project.

1. All claimed damage or loss must be reported and itemized in writing delivered to the Management Office within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord has the option to make repairs at its expense of any claimed damage within two business days after filing of any claim. In all court actions the burden of proof to establish a claim remains with Tenant. Court actions by Tenant for any claim must be filed within ninety days from date of parking in court of jursidiction where a claimed loss occurred. Landlord is not responsible for damage by water, fire, or defective brakes, or parts, or for the act or omissions of others, or for articles left in the car. The total liability of Landlord is limited to $250.00 for all damages or loss to any car. Landlord is not responsible for loss of use.

2. Tenant shall not park or permit the parking of any vehicle under its company in any parking areas designated by Landlord as areas for parking by visitors to the Project. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or fourwheeled trucks.

3. Parking stickers or any other device or form of identification supplied by landlord as a condition of use of the Parking Facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

4.       No overnight or extended term storage of vehicles shall be permitted.

5. Vehicles must be parked entirely within painted stall lines of a single parking stall.

6.       All directional signs and arrows must be observed.

7.       The speed limit within all parking areas shall be 5 miles per hour.

8.       Parking is prohibited:
            (a) in areas not striped for parking;
            (b) in aisles;
            (c) where "no parking" signs are posted;
            (d) on ramps;
            (e) in cross-hatched areas; and
            (f) in such other areas as may be designated by Landlord or
                Landlord's Parking Operator.

9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

10. Loss or theft of parking identification devices from automobiles must be reported to the Management Office immediately, and a lost or stolen report must be filed by the customer at that time. Landlord has the right to exclude any car from the parking facilities that does not have an identification device.

11. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

12. Lost or stolen devices found by the purchaser must be reported to the Management Office immediately to avoid confusion.

13. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

14. Parking Facility managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

15. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

16. Landlord reserves the right to establish and change parking fees and to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal.

                                    EXHIBIT H
                               HAZARDOUS MATERIALS


      THE FOLLOWING PROVISIONS DEALING WITH HAZARDOUS MATERIALS ARE MEANT TO BE IN ADDITION TO, AND NOT SUPERSEDE OR LIMIT, ANY OTHER PROVISIONS OF THIS LEASE WHICH MAY DEAL WITH THE SAME SUBJECT MATTER.


             (a) DEFINITION. "Hazardous Materials" shall mean any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California, or the United States Government, including, but not limited to, substances defined as "hazardous substances," "hazardous materials," "toxic substances," or "hazardous wastes" in the Comprehensive Environmental Responses, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq; the Hazardous Materials Transportation Act, 49 U.S.C.
      Section 1801, et seq; the Resource Conversation and Recovery Act, 42 U.S.C. Section 6901, et seq; the California Health & Safety Code; and any law, ordinance, or regulation dealing with underground storage tanks; and in the regulations adopted, published, and/or promulgated pursuant to said laws, and in any other environmental law, regulation, or ordinance now existing or hereinafter enacted (hereinafter "Hazardous Materials Laws").

             (b)    USE AND REMOVAL.

                    (1) Tenant hereby agrees that Tenant shall not use, generate, manufacture, refine, process, store, or dispose of on, under, or about the Premises or transport to or from the Premises any Hazardous Materials, except with the written consent of Landlord in Landlord's sole discretion and in full compliance with applicable Hazardous Materials Laws. Tenant further acknowledges that Tenant does not intend to use the Premises in the future for the purpose of generating, manufacturing, refining, producing, storing. handling, transferring, processing, or transporting of Hazardous Materials.

                    (2) If at any time during the term of this Lease, Hazardous Materials are used, or placed by Tenant on the Premises or Hazardous Materials are discovered by Tenant on the Premises where no prior consent of Landlord was obtained or otherwise in violation of any Hazardous Materials Laws, or if any contamination of the Premises shall occur, Tenant, at Tenant's sole cost and expense, shall immediately remove such Hazardous Materials from the Premises or from the ground or ground-water underlying the Premises in accordance with requirements of the appropriate governmental entity. Furthermore, Tenant shall, at its own expense, procure, maintain in effect, and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into and through any sanitary sewer serving the Premises.

                    (3) Except for discharges into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all permitted Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Tenant shall in all respects handle, treat, deal with, and manage any and all Hazardous Materials in, on, under, or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises nor enter into any settlement agreement, consent, decree, or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises without first notifying Landlord of Tenants intention to do so and affording Landlord ample opportunity to appear, intervene, or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition to all other rights and remedies of Landlord hereunder, if such Hazardous Materials are not removed from the Premises or the ground or groundwater underlying the Premises by Tenant within fifteen (15) days after Landlord or Tenant discovers such Hazardous Materials, Landlord, at its sole discretion, may, but shall not be obligated to, pay to have the same removed, and Tenant shall reimburse Landlord within five (5) days of Landlord's demand for payment.

            (c)     NOTICE.

                    (1) Tenant shall immediately notify Landlord in writing of
      (i) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed, or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Tenant, or the Premises relating to damage contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises, including any complaints, notices, warnings, or asserted violations in connection therewith, upon Tenant's receipt of actual knowledge of the above. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, Warnings, or asserted violations relating in any way to the Premises, or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

                     (2) Tenant acknowledges that Tenant has been informed that
       Section 25359.7 of the California Health and Safety Code provides that any tenant of real property who knows, or has reasonable cause to believe, that any release of hazardous substances has come to be located on or beneath the real property shall, upon discovery by the tenant of the presence or suspected presence of a hazardous substance release, give notice of that condition to the owner of the real property. Failure of the tenant to provide written notice as required to the owner shall make the lease voidable at the discretion of the owner. The Health and Safety Code provides that if the tenant has actual knowledge of the presence of any hazardous substance release and knowingly or willingly fails to provide written notice as required by the owner, the tenant is liable for a civil penalty not to exceed $5,000.00 for each violation.

              (d) INDEMNIFICATION. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord, and each and any of Landlord's shareholders, partners, officers, directors, employees, agents, attorneys, successors, and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses, or expenses (including actual attorneys' fees and costs) or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under, or about the Premises or discharge in or from the Premises of any Hazardous Materials placed or discharged in, on, or under the Premises by Tenant or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge, or generation of Hazardous Materials to, in, on, under, about, or from the Premises; or (ii) Tenant's failure to comply with any Hazardous Materials Laws. Tenant's obligation hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or, necessary repair, cleanup, or detoxification or decontamination of the Premises and the preparation and implementation of any closure, remedial action, or other required plans in connection therewith. For purpose of the indemnity provisions hereof, any acts or omissions of Tenant, or by employees, agents, assignees, subtenant, concessionaire, contractors, or subcontractors of Tenant or others acting for on behalf of Tenant (whether or not they are negligent, intentional, willful, or unlawful) shall be strictly attributable to Tenant.

              (e) SURVIVAL. All representations, warranties, obligations, and indemnities with respect to Hazardous Materials shall survive the termination of this Lease.

              Section 10.2. WASTE MANAGEMENT REQUIREMENTS. Without limiting any other obligations of Tenant under this Lease, Tenant covenants and agrees to comply with all laws, rules, regulations, and guidelines now or hereafter made applicable to the Premises respecting the disposal of waste, trash, garbage, and other matter (liquid or solid), generated by Tenant, the disposal of which is not otherwise the express obligation of Landlord under this Lease, including, but not limited to, laws, rules, regulations, and guidelines respecting recycling and other forms of reclamation (all of which are herein collectively referred to as "Waste Management Requirements"). Tenant hereby covenants and agrees to comply with all rules and regulations established by Landlord to enable Landlord from time to time to comply with Waste Management Requirements applicable to Landlord (i) as owner of the Premises, and (ii) in performing Landlord's obligations under this Lease, if any. Tenant covenants and agrees to indemnify, defend, protect, and hold Landlord harmless from and against all liability (including costs, expenses, and attorneys' fees) that Landlord may sustain by reason of Tenant's breach of its obligations under this Section 10.2. Tenant obligations under this Section 10.2 shall survive the termination of this Lease.









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